UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2012

Ameris Bancorp

(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 First Street, S.E., Moultrie, Georgia		31768
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 to the Current Report on Form 8-K/A (this “Amendment No. 2”) is being filed for the purpose of amending the Current Report on Form 8-K filed by Ameris Bancorp (the “Company”) on March 1, 2012 (the “Original Report”), as amended by Amendment No. 1 to the Current Report on Form 8-K/A filed by the Company on May 4, 2012 (“Amendment No. 1”).

The information previously reported in the Original Report and Amendment No. 1 is hereby incorporated by reference into this Amendment No. 2. This Amendment No. 2 is being filed solely to file a corrected Consent of Porter Keadle Moore, LLC to Amendment No. 1 to include reference to a registration statement on Form S-3 that was inadvertently omitted.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Purchase and Assumption Agreement dated as of February 24, 2012 by and among the Federal Deposit Insurance Corporation, Receiver of Central Bank of Georgia, Ellaville, Georgia, Ameris Bank and the Federal Deposit Insurance Corporation acting in its corporate capacity. (1)

23.1	Consent of Independent Auditors. (2)

99.1	Press release dated February 24, 2012. (1)

99.2	Statement of Assets Acquired and Liabilities Assumed at February 24, 2012. (3)

(1)	Previously filed with the filing of the Original Report.

(2)	Filed herewith.

(3)	Previously filed with the filing of Amendment No. 1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIS BANCORP

By:	/s/ Dennis J. Zember Jr.
Dennis J. Zember Jr. Executive Vice President and Chief Financial Officer (principal accounting and financial officer)

Dated: June 4, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Purchase and Assumption Agreement dated as of February 24, 2012 by and among the Federal Deposit Insurance Corporation, Receiver of Central Bank of Georgia, Ellaville, Georgia, Ameris Bank and the Federal Deposit Insurance Corporation acting in its corporate capacity. (1)

23.1	Consent of Independent Auditors. (2)

99.1	Press release dated February 24, 2012. (1)

99.2	Statement of Assets Acquired and Liabilities Assumed at February 24, 2012. (3)

(1)	Previously filed with the filing of the Original Report.

(2)	Filed herewith.

(3)	Previously filed with the filing of Amendment No. 1.